METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED FEBRUARY 22, 2005

TO THE PROSPECTUS DATED MAY 1, 2004

SCUDDER GLOBAL EQUITY PORTFOLIO

The following information supplements the Metropolitan Series Fund, Inc. (the “Fund”) prospectus dated May 1, 2004 (the “Prospectus”). You should keep this supplement to the Prospectus for future reference.

Effective May 1, 2005, Deutsche Investment Management Americas Inc. (“Deutsche Investment Management”) will no longer serve as subadviser to the Portfolio.

On February 2, 2005, the Board of Directors of the Fund approved a new Sub-Investment Management Agreement (the “Agreement”) with respect to the Portfolio between the Fund, MetLife Advisers, LLC (“MetLife Advisers”) and Oppenheimer Funds, Inc. (“Oppenheimer”). The Agreement is not subject to shareholder approval and will become effective May 1, 2005. The Investment Management Agreement between the Fund and MetLife Advisers relating to the Portfolio will remain in effect and fees payable thereunder to MetLife Advisers will not change.

Under the Agreement, Oppenheimer will become the subadviser to the Portfolio, succeeding Deutsche Investment Management, and will become responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers. Accordingly, the name of the Portfolio will be changed to the “Oppenheimer Global Equity Portfolio” at the time the Agreement takes effect. Oppenheimer’s address is 2 World Financial Center, 225 Liberty Street, New York, New York, 10281.

On May 1, 2005, the Portfolio’s investment objective will change from “long term growth of capital” to “capital appreciation.” In addition, there will be some changes to the Portfolio’s investment strategies and policies although they will remain generally the same.

The transition from Deutsche Investment Management to Oppenheimer as subadviser of the Portfolio will involve certain portfolio transaction costs as Oppenheimer restructures the Portfolio to reflect these changes in the Portfolio’s investment objective, strategies and policies. It is impossible to estimate with certainty what the amount of these transaction costs will be, but it is currently not expected to be significant.